UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2005 (October 3, 2005)

PENN NATIONAL GAMING, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Berkshire Blvd., Suite 200 Wyomissing Professional Center Wyomissing, PA		19610
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (610) 373-2400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Credit Agreement

On October 3, 2005, Penn National Gaming, Inc. (the “Company”) and certain of its subsidiaries, as guarantors thereunder, entered into a $2.725 billion new senior secured credit facility, by and among the Company, the subsidiary guarantors party thereto, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P. and Lehman Brothers Inc., as Joint Lead Arrangers and Joint Bookrunners, Goldman Sachs Credit Partners L.P. and Lehman Commercial Paper Inc., as Co-Syndication Agents, Deutsche Bank Trust Company Americas, as Swingline Lender, Administrative Agent and as Collateral Agent, and Calyon New York Branch, Wells Fargo Bank, National Association and Bank of Scotland, as Co-Documentation Agents, and the lenders party thereto (the “Credit Agreement”).  The Credit Agreement is comprised of a $750.0 million revolving credit facility, a $325.0 million term loan A facility and up to $1.65 billion term loan B facilities.  The proceeds of the Credit Agreement are being used to, among other things, fund the consummation of the Company’s acquisition of Argosy Gaming Company (“Argosy”) as described below, repay the Company’s and Argosy’s existing credit agreements, fund Argosy’s repurchase of all of its 9% Senior Subordinated Notes due 2011 (the “9% Notes”) and 7% Senior Subordinated Notes due 2014 (the “7% Notes”) tendered in the previously announced tender offers and consent solicitations by TAC (as defined below) and pay certain fees and expenses in connection the aforementioned transactions.

The foregoing description of the Credit Agreement is not complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.  The Company announced its entry into the Credit Agreement in a press release dated October 3, 2005, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Securities Purchase Agreement

On October 3, 2005, Argosy entered into a Securities Purchase Agreement with Wimar Tahoe Corporation (“Wimar Tahoe”) and CP Baton Rouge Casino, L.L.C., a wholly owned subsidiary of Columbia Sussex (“Buyer”), whereby Buyer will acquire all of Argosy’s interests in the Argosy Casino Baton Rouge property for a purchase price of $150 million in cash, subject to a working capital adjustment. The Securities Purchase Agreement was entered into pursuant to the previously announced Agreement to Execute Securities Purchase Agreement.  Upon the execution of the Agreement to Execute, Buyer made a deposit of $15 million toward the purchase price.  Wimar Tahoe has guaranteed the payment and performance of Buyer’s obligations under the Agreement to Execute and the Securities Purchase Agreement. The sale of the Argosy Casino Baton Rouge is not conditioned on the receipt of financing by Buyer or Wimar Tahoe, however, it is subject to regulatory approvals and other customary closing conditions.

The foregoing description of the Securities Purchase Agreement is not complete and is qualified in its entirety by reference to the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.  On September 30, 2005, to facilitate Louisiana gaming regulatory approval of the sale of the Argosy Casino Baton Rouge, the Agreement to Execute was amended to replace Columbia Sussex Corporation (“Columbia Sussex”), as the parent guarantor, with Wimar Tahoe Corporation, which is an affiliate of Columbia Sussex and the parent company of the Buyer, as the parent guarantor.  A copy of the amendment is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Illinois Gaming Approval

On September 29, 2005, the Company announced that it had secured Illinois Gaming Board approval to proceed with the acquisition of Argosy.  As a condition to the Illinois Gaming Board’s consent, the Company agreed to enter into an agreement to sell the Argosy Casino Alton and the Empress Casino Joliet by December 31, 2006. A copy of the related press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 2.01.                                          Completion of Acquisition of Assets.

Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 3, 2004, as amended, by and among the Company, Thoroughbred Acquisition Corp., a wholly owned subsidiary of the Company (“TAC”), and Argosy, on October 3, 2005, the Company completed its acquisition of Argosy.  The Company announced the completion of the acquisition in a press release dated October 3, 2005, a copy of which is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

Item 2.03.                  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 3, 2005, the Company borrowed approximately $236 million under its revolving loan commitments and $1.975 billion under the term loan commitments pursuant to the Credit Agreement.  The disclosure from Item 1.01 above is incorporated herein by reference.

Item 8.01.                  Other Events.

Tender Offers for Argosy Notes

TAC completed its cash tender offers for any and all of the $200 million aggregate outstanding principal amount of the 9% Notes and any and all of the $350 million aggregate outstanding principal amount of the 7% Notes.   The tender offers expired at 5:00 p.m. New York City time on September 30, 2005.  As described above, after the Company completed its acquisition of Argosy, Argosy purchased all of the of the outstanding notes that were tendered in response to the offers.  Approximately $199.9 million aggregate principal amount of the 9% Notes and $334.2 million aggregate principal amount of the 7% Notes were tendered.

Item 9.01.                  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.  Financial statements of the business acquired will be filed by amendment to this Current Report no later than December 19, 2005.

(b)  Pro Forma Financial Information.  Pro forma financial information will be filed by amendment to this Current Report no later than December 19, 2005.

(c)  Exhibits

Exhibit 10.1

Credit Agreement, dated October 3, 2005 by and among the Company, the subsidiary guarantors party thereto, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P. and Lehman Brothers Inc., as Joint Lead Arrangers and Joint Bookrunners, Goldman Sachs Credit Partners L.P. and Lehman Commercial Paper Inc., as Co-Syndication Agents, Deutsche Bank Trust Company Americas, as Swingline Lender, Administrative Agent and as Collateral Agent, and Calyon New York Branch, Wells Fargo Bank, National Association and Bank of Scotland, as Co-Documentation Agents, and the lenders party thereto.

Exhibit 10.2	Securities Purchase Agreement, dated October 3, 2005, among Argosy Gaming Company, Wimar Tahoe Corporation and CP Baton Rouge Casino, L.L.C.

Exhibit 10.3	Letter agreement, dated October 3, 2005, among Penn National Gaming, Inc., CP Baton Rouge Casino, L.L.C., Columbia Sussex Corporation and Wimar Tahoe Corporation.

Exhibit 99.1	Press Release, dated October 3, 2005, issued by Penn National Gaming, Inc.

Exhibit 99.2	Press Release, dated September 29, 2005, issued by Penn National Gaming, Inc.

Exhibit 99.3	Press Release, dated October 3, 2005, issued by Penn National Gaming, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN NATIONAL GAMING, INC.
(Registrant)

	By:	/s/	Robert S. Ippolito
Date: October 4, 2005			Robert S. Ippolito
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.

Exhibit 10.1

Credit Agreement, dated October 3, 2005 by and among the Company, the subsidiary guarantors party thereto, Deutsche Bank Securities Inc., Goldman Sachs Credit Partners L.P. and Lehman Brothers Inc., as Joint Lead Arrangers and Joint Bookrunners, Goldman Sachs Credit Partners L.P. and Lehman Commercial Paper Inc., as Co-Syndication Agents, Deutsche Bank Trust Company Americas, as Swingline Lender, Administrative Agent and as Collateral Agent, and Calyon New York Branch, Wells Fargo Bank, National Association and Bank of Scotland, as Co-Documentation Agents, and the lenders party thereto.

Exhibit 10.2	Securities Purchase Agreement, dated October 3, 2005, among Argosy Gaming Company, Wimar Tahoe Corporation and CP Baton Rouge Casino, L.L.C.

Exhibit 10.3	Letter agreement, dated October 3, 2005, among Penn National Gaming, Inc., CP Baton Rouge Casino, L.L.C., Columbia Sussex Corporation and Wimar Tahoe Corporation.

Exhibit 99.1	Press Release, dated October 3, 2005, issued by Penn National Gaming, Inc.

Exhibit 99.2	Press Release, dated September 29, 2005, issued by Penn National Gaming, Inc.

Exhibit 99.3	Press Release, dated October 3, 2005, issued by Penn National Gaming, Inc.